UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 23, 2018
TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Tempur Way
Lexington, Kentucky 40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 23, 2018 the Company entered into a letter agreement (the “Letter Agreement”) with Mr. Nabi, a director of the Company, H Partners Management, LLC (“H Partners”), H Partners, LP, H Partners Capital, LLC, H Offshore Fund LTD., Rehan Jaffer and Arik Ruchim (together with H Partners, the “H Partners Group”) pursuant to which (i) the Company agreed to nominate Mr. Ruchim, an H Partners partner, to the Company’s Board of Directors at the Company’s Annual Meeting of Stockholders scheduled for May 10, 2018 (the “2018 Annual Meeting”), (ii) the H Partners Group agreed to vote at the 2018 Annual Meeting in favor of the Company’s nominees for the Board of Directors and (iii) if elected at the 2018 Annual Meeting, Mr. Ruchim would be permitted to share information with H Partners and certain related parties as the “Director” pursuant to the Non-Disclosure and Standstill Agreement dated as of June 26, 2017 among the Company and the H Partners Group and certain related parties (the “2017 Agreement”) and would be required to comply with the obligations of the Director in the 2017 Agreement. In addition, the Company agreed that Mr. Nabi, who will remain on the Board of Directors until the 2018 Annual Meeting, would only remain subject to certain provisions of the 2017 Agreement after his pending departure from H Partners and Mr. Nabi agreed he would remain subject to the Company’s Insider Trading Policy and Code of Business Conduct and Ethics until they no longer applied to him in accordance with their terms.

The above summary of the terms of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1
Letter Agreement, dated March 23, 2018, by and between Tempur Sealy International, Inc., H Partners Management, LLC, H Partners, LP, H Partners Capital, LLC, H Offshore Fund LTD, Rehan Jaffer, Arik Ruchim and Usman Nabi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 26, 2018

Tempur Sealy International, Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer